Vanguard Health Care Fund

Summary Prospectus

May 25, 2017

Investor Shares & Admiral™ Shares

Vanguard Health Care Fund Investor Shares (VGHCX)
Vanguard Health Care Fund Admiral Shares (VGHAX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
May 25, 2017, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for certain fund account balances below	$20/year	$20/year
$10,000)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.35%	0.31%
12b-1 Distribution Fee	None	None
Other Expenses	0.02%	0.01%
Total Annual Fund Operating Expenses	0.37%	0.32%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$38	$119	$208	$468
Admiral Shares	$33	$103	$180	$406

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in the stocks of companies principally engaged in the development, production, or distribution of products and services related to the health care industry. These companies include, among others, pharmaceutical firms, medical supply companies, and businesses that operate hospitals and other health care facilities. The Fund may also consider companies engaged in medical, diagnostic, biochemical, and other research and development activities. The Fund’s advisor strives for a balanced representation of the health care field, searching for the best values in the various subsectors of the industry. The Fund may invest up to 50% of its assets in foreign stocks.

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Industry concentration risk, which is the chance that there will be particular problems affecting an entire industry. Any fund that concentrates in a particular industry will generally be more volatile than a fund that invests more broadly. Because the Fund normally invests at least 80% of its assets in the stocks of companies related to the health care industry, the Fund’s performance largely depends—for better or for worse—on the overall condition of this industry. The health care industry could be adversely affected by various political, regulatory, supply-and-demand, and other economic factors.

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks tend to be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

• Asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

• Country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries.

• Currency risk, which is the chance that the value of a foreign investment, measured in
U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index and other comparative benchmarks, which have investment characteristics similar to those of the Fund. MSCI ACWI Health Care Index returns are adjusted for withholding taxes. Returns for the Global Health/Biotechnology Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Health Care Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2017, was 10.58%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.43% (quarter ended March 31, 2013), and the lowest return for a quarter was –10.04% (quarter ended March 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Vanguard Health Care Fund Investor Shares
Return Before Taxes	–8.99%	16.78%	10.22%
Return After Taxes on Distributions	–10.72	14.55	8.64
Return After Taxes on Distributions and Sale of Fund Shares	–3.67	13.41	8.21
Vanguard Health Care Fund Admiral Shares
Return Before Taxes	–8.94%	16.84%	10.29%
Comparative Benchmarks
MSCI ACWI Health Care Index
(reflects no deduction for fees or expenses)	–6.83%	13.35%	7.46%
Spliced Health Care Index
(reflects no deduction for fees or expenses)	–6.83	13.35	7.84
Global Health/Biotechnology Funds Average
(reflects no deduction for taxes)	–11.26	16.14	8.61

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

Wellington Management Company LLP (Wellington Management)

Portfolio Manager

Jean M. Hynes, CFA, Senior Managing Director and Global Industry Analyst of Wellington Management. She has managed the Fund since 2008.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Institutional, financial intermediary, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how to participate in your plan.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Health Care Fund Investor Shares—Fund Number 52 Vanguard Health Care Fund Admiral Shares—Fund Number 552

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© 2017 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SP 52 052017